Exhibit 10.1

UNITED STATES
ENVIRONMENAL PROTECTION AGENCY
REGION 4

ATLANTA, GEORGIA

IN THE MATTER OF:	)
)
Zep Inc.	)	Docket No. FIFRA-04-2014-3000
)
Respondent.	)
)
)

CONSENT AGREEMENT AND FINAL ORDER

I.  Nature of the Action

1.                                      This is a civil penalty proceeding pursuant to Section 14(a) of the Federal Insecticide, Fungicide, and Rodenticide Act, as amended, 7 U.S.C. § 136l(a) (FIFRA), and pursuant to the Consolidated Rules of Practice Governing Administrative Assessment of Civil Penalties and the Revocation/Termination or Suspension of Permits (Consolidated Rules), 40 C.F.R. Part 22. Complainant is the Director of the Air, Pesticides and Toxics Management Division, United States Environmental Protection Agency, Region 4. Respondent is Zep Inc.

2.                                      The authority to take action under Section 14(a) of FIFRA is vested in the Administrator of the EPA. The Administrator of the EPA delegated this authority to the Regional Administrators, including the Regional Administrator of Region 4 by EPA Delegation 5-14, dated May 11, 1994. The Region 4 Regional Administrator has redelegated this authority to the Director, Air, Pesticides and Toxics Management Division by EPA Region 4 Delegation 5-14, dated September 7, 2005. Pursuant to these Delegations, the Director of the Air, Pesticides and Toxics Management Division has the authority to commence an enforcement action as the Complainant in this matter, and has the authority to sign Consent Agreements memorializing settlements between the EPA and Respondent.

3.                                      Complainant and Respondent have conferred for the purpose of settlement pursuant to 40 C.F.R. § 22.18 and desire to resolve this matter and settle the allegations described herein without a formal hearing. Therefore, without the taking of any evidence or testimony, the making of any argument, or the adjudication of any issue in this matter, and in accordance with 40 C.F.R. § 22.18(b)(2), this Consent Agreement and Final Order (CAFO) will conclude this matter.

II.  Preliminary Statements

4.                                      The Respondent is Zep Inc., a Delaware corporation doing business in the State of Georgia.

5.                                      Respondent is located in various office buildings, laboratories, and warehouses on property located on Seaboard Industrial Blvd., Atlanta, Georgia, 30318, including but not limited to the buildings located at 1310, 1340 and 1420 Seaboard Industrial Blvd., Atlanta, Georgia, 30318, hereinafter collectively referred to as Respondent’s “Seaboard Drive, Atlanta, Georgia” facility.

6.                                      Respondent operates EPA Establishment Number 1270-GA-001, located on Seaboard Drive in Atlanta, Georgia.

7.                                      Respondent is a “person,” as defined by Section 2(s) of FIFRA, 7 U.S.C. § 136(s), and as such is subject to FIFRA and the regulations promulgated thereunder.

Respondent: Zep Inc.

Docket No. FIFRA-04-2014-3000

8.                                      Respondent is a “registrant,” as defined by Section 2(y) of FIFRA, 7 U.S.C. § 136(y), and as such is a person who has registered at least one pesticide pursuant to the provisions of FIFRA.

9.                                      The term “pesticide,” as defined by Section 2(u) of FIFRA, 7 U.S.C. § 136(u), means any substance or mixture of substances intended for preventing, destroying, repelling or mitigating any pest.

10.                               The term “produce,” as defined by Section 2(w) of FIFRA, 7 U.S.C. § 136(w), means to manufacture, prepare, compound, propagate, or process any pesticide or device or active ingredient used in producing a pesticide.

11.                               The term “batch,” as defined by 40 C.F.R. § 169.l(b), means a quantity of a pesticide product or active ingredient used in producing a pesticide made in one operation or lot or if made in a continuous or semi-continuous process or cycle, the quantity produced during an interval of time to be specified by the producer.

12.                               The phrase “to distribute or sell,” as defined by Section 2(gg) of FIFRA, 7 U.S.C. § 136(gg), means to distribute, sell, offer for sale, hold for distribution, hold for sale, hold for shipment, ship, deliver for shipment, release for shipment, or receive and (having so received) deliver or offer to deliver.

III. Specific Allegations

13.                               On May 26, 2011, duly authorized representatives of the EPA conducted an inspection of Respondent’s Seaboard Drive, Atlanta, Georgia facility.

14.                               During the inspection referenced in paragraph 13, inspectors collected physical samples of the antimicrobial pesticide product, “Zep Formula 165,” to be evaluated under the EPA Antimicrobial Efficacy Testing Program. “Zep Formula 165” bore the EPA

Registration Number 49403-6-1270 on its label, and Respondent provided distribution or sales records related to this pesticide.

15.                               On September 28, 2011, and September 29, 2011, a duly authorized representative of the EPA conducted an inspection of the laboratory located at Respondent’s Seaboard Drive, Atlanta, Georgia facility after providing Respondent with advance notice of the inspection by letter dated September 16, 2011.

16.                               During the inspection referenced in paragraph 15 above, the inspector reviewed three studies, conducted by Respondent at its Seaboard Drive, Atlanta, Georgia facility, which had been submitted to the EPA on or about March 25, 2009, which included:

a.                                      “Storage and Stability Testing and Chemical and Physical Properties Determination” for Enforcer RoachMax Bait (EPA Reg. No. 40849-76, MRID No. 47711801);

b.                                      “Storage and Stability Testing and Chemical and Physical Properties Determination” for Enforcer AntMax Bait (EPA Reg. No. 40849-75, MRID No. 47711802); and

c.                                       “Storage and Stability Testing and Chemical and Physical Properties Determination” for Enforcer Fire Ant Bait (EPA Reg. No. 40849-79, MRID No. 47711803).

17.                               The EPA conducted a lab test of the samples collected and referenced in paragraph 14 above. Based on the EPA’s laboratory test results, which showed that the hospital disinfectant Zep Formula 165 was ineffective against Mycobacterium tuberculosis, on April 16, 2012, the EPA issued a Stop Sale, Use or Removal Order (SSURO), Docket

Number FIFRA 04-2012-3265, to stop the sale and distribution by Respondent of Zep Formula 165.

18.                               In response to a request from Respondent, on April 26, 2012, the EPA amended the SSURO to allow Respondent to conduct a voluntary recall and to destroy all quantities of Zep Formula 165 under its ownership, custody, or control.

19.                               On May 2, 2012, a duly authorized representative of the EPA conducted an inspection of the warehouse and offices located at Respondent’s Seaboard Drive, Atlanta, Georgia facility.

20.                               During the inspection referenced in paragraph 19, above, the inspector investigated the disposition of the pesticide product referenced in paragraph 14, above, “Zep Formula 165,” which was the subject of the SSURO referenced in paragraph 17, above. The inspector also collected batch records and Respondent provided additional records documenting the distribution or sale of this pesticide.

Distribution or Sale of an Unregistered Pesticide

21.                               Section 12(a)(l)(A) of FIFRA, 7 U.S.C. § 136j(a)(l)(A), makes it unlawful for any person to distribute or sell to any person any pesticide that is not registered under Section 3(a) of FIFRA, 7 U.S.C. § 136a.

22.                               Pursuant to 40 C.F.R. § 152.132, a registrant may distribute or sell its registered pesticide product under another person’s name and address instead of (or in addition to) its own. Such distribution and sale is termed “supplemental distribution” and the product is referred to as a “distributor product”.

23.                               Pursuant to 40 C.F.R. § 152.132, supplemental distribution is permitted upon notification to the EPA if all of the conditions listed in 40 C.F.R. § 152.132 are met, including, but not limited to, the following:

a.                                      The registrant has submitted to the EPA for each distributor product a statement signed by both the registrant and the distributor listing the names and addresses of the registrant and the distributor, the distributor’s company number, the additional brand name(s) to be used, and the registration number of the registered product.  40 C.F.R. § 152.132(a). The statement is also known as a “Notice of Supplemental Distribution of a Registered Pesticide Product,” EPA Form 8570-5 (Rev. 8-94).

b.                                      The distributor product is produced, packaged, and labeled in a registered establishment operated by the same producer (or under contract in accordance with Section 152.130) who produces, packages, and labels the registered product.  40 C.F.R. § 152.132(b).

24.                               A registrant may transfer the registration of a product to another person and the registered product may be distributed and sold without the requirement of a new application for registration by that other person, pursuant to 40 C.F.R. § 152.135, if the parties submit to the EPA the documents listed in 40 C.F.R. §§ 152.135(b) and (c) and receive EPA approval as described in 40 C.F.R. § 152.135(d).

25.                               On or about June 30, 1997, Clariant Corporation submitted a Notice of Supplemental Distribution to the EPA pursuant to 40 C.F.R. § 152.132(a), that was signed by both Clariant, as producer, and Respondent, as supplemental distributor. The brand name to be used by Respondent was “Zep Formula 165,” which was registered as a distributor product of Clariant Corporation’s primary registration, EPA Registration Number 49403-6.

26.                               On April 21, 2010, the primary registration for EPA Registration Number 49403-6 was transferred in accordance with 40 C.F.R. § 152.135, from Clariant Corporation to Lanxess Corporation. At this time and pursuant to 40 C.F.R. § 152.135, EPA Registration Number 49403-6 became invalid. The new product number, which reflected the primary registration of Lanxess Corporation, became EPA Registration Number 39967-81.

27.                               On or about January 6, 2012, Lanxess Corporation submitted a Notice of Supplemental Distribution with the EPA pursuant to 40 C.F.R. § 152.132 that was signed by both Lanxess Corporation and Respondent. The brand name to be used by Respondent was “Zep Formula 165,” which was registered as a distributor product of Lanxess Corporation’s primary registration, which could then be sold by Respondent using EPA Registration Number 39967-81-1720.

28.                               “Zep Formula 165” was registered as a distributor product of Clariant Corporation until April 21, 2010, and later with Lanxess beginning on January 6, 2012. The period between registrations as a distributor product shall hereinafter be known as the “unregistered period”.

29.                               As documented by the batch records Respondent provided to the EPA during its May 2, 2012, inspection, as described in paragraph 19 above, Respondent produced at least 11 batches of Zep Formula 165 during the unregistered period. The 11 batches produced during the unregistered period shall hereafter be known as the “unregistered batches”.  The Zep Formula 165 that was produced during the unregistered period was not registered under FIFRA.

30.                               As documented by the distribution or sales records referenced in paragraphs 14 and 20 above, Respondent distributed or sold Zep Formula 165 at least 308 separate times during the unregistered period beginning on the production date of the first unregistered batch and ending on the date that the Notice of Supplemental Distribution was submitted to the EPA by the registrant.

31.                               Each of the 308 sales or distributions of Zep Formula 165 that was not registered is a separate violation of Section 12(a)(l)(A) of FIFRA, 7 U.S.C. § 136j(a)(1)(A), and constitutes a separate count under this Complaint.

32.                               Therefore, Respondent violated Section 12(a)(l)(A) of FIFRA, 7 U.S.C. § 136j(a)(l)(A), at least 308 separate times by selling or distributing unregistered Zep Formula 165 and is therefore subject to the assessment of civil penalties under Section 14 of FIFRA, 7 U.S.C. § 136l.

Distribution or Sale of a Misbranded Pesticide

33.                               Section 12(a)(1)(E) of FIFRA, 7 U.S.C. § 136j(a)(l)(E), makes it unlawful for any person to distribute or sell to any person any pesticide which is adulterated or misbranded.

34.                               A pesticide is misbranded pursuant to Section 2(q)(1)(A) of FIFRA, 7 U.S.C. § 136(q)(1)(A), if its labeling bears any statement, design, or graphic representation relative thereto or to its ingredients which is false or misleading in any particular.

35.                               A pesticide is misbranded pursuant to 40 C.F.R. § 156.10(a)(5), if its labeling is false or misleading in any particular including both pesticidal and non-pesticidal claims.

36.                               Pursuant to 40 C.F.R. § 156.10(a)(5)(i) and (ii), statements or representations in the labeling which constitute misbranding include false or misleading statements concerning the composition of the product and false or misleading statements concerning the effectiveness of the product as a pesticide.

37.                               Pursuant to 40 C.F.R. § 156.10(e), the registration number assigned to the pesticide product shall appear on the label, preceded by the phrase “EPA Registration No.,” or the phrase “EPA Reg. No.”

38.                               At the time of the May 26, 2011, and May 2, 2012, inspections referenced in paragraphs 13 and 19 above, the label for Zep Formula 165 bore the statement “EPA Reg. No. 49403-6-1270” which was the distributor product registration number associated with Clariant Corporation, which terminated on April 21, 2010.

39.                               The Zep Formula 165 that was produced during the unregistered period was not registered under FIFRA; however the label bore an EPA registration number in the style of a registered pesticide, and therefore “EPA Reg. No. 49403-6-1270” was a false or misleading statement.

40.                               At the time of the inspection referenced in paragraph 13 above, the label for Zep Formula 165 stated that it contained 1.25% of the active ingredient para-tertiary-amyl phenol.

41.                               Analytical results of EPA laboratory testing of the sample of Zep Formula 165 obtained during the inspection referenced in paragraph 13 above, showed that the product contained 1.41% of the active ingredient para-tertiary-amyl phenol, which exceeded the stated percentage on the label. Therefore, the label statement on the Zep Formula 165 product that the product contained 1.25% of the active ingredient para-tertiary-amyl phenol was a false or misleading statement.

42.                               At the time of the inspection referenced in paragraph 13 above, the label on Zep Formula 165 provided “Hospital Use Directions” that stated “Zep Formula 165 qualifies as disinfectant for hospital use and is effective against Mycobacterium tuberculosis”, and under “General Precautions and Restrictions” the label bore claims that “this will provide disinfection against...Mycobacterium tuberculosis”.

43.                               Analytical results of the EPA’s laboratory testing of the sample of Zep Formula 165 obtained during the inspection referenced in paragraph 13 above, conducted as part of the EPA Antimicrobial Efficacy Testing Program, showed that Zep Formula 165 was ineffective against Mycobacterium tuberculosis when used according to label directions. The label’s statement of effectiveness against Mycobacterium tuberculosis was therefore a false or misleading statement.

44.                               As documented by the distribution or sales records referenced in paragraphs 14 and 20 above, Respondent distributed or sold Zep Formula 165 at least 308 times during the unregistered period with false or misleading statements.

45.                               Each of the 308 sales or distributions of Zep Formula 165 that bore false or misleading statements is a separate violation of Section 12(a)(1)(E) of FIFRA, 7 U.S.C. § 136j(a)(1)(E), and constitutes a separate count under this Complaint.

46.                               Therefore, during the unregistered period, Respondent distributed or sold Zep Formula 165 at least 308 times with one or more false or misleading statements in violation of Section 12(a)(1)(E) of FIFRA, 7 U.S.C. § 136j(a)(1)(E), and is therefore subject to the assessment of civil penalties under Section 14 of FIFRA, 7 U.S.C. § 136l.

Submission of False Compliance Certification Statements

47.                             Section 12(a)(2)(Q) of FIFRA, 7 U.S.C. § 136j(a)(2)(Q), makes it unlawful for any person to falsify all or part of any information relating to the testing of any pesticide (or any ingredient, metabolite, or degradation product thereof), including the nature of any protocol, procedure, substance, organism, or equipment used, observation made, or conclusion or opinion formed, submitted to the Administrator, or that the person knows will be furnished to the Administrator or will become a part of any records required to be maintained by FIFRA.

48.                               40 C.F.R. Part 160 prescribes good laboratory practice (GLP) standards for conducting studies that support or are intended to support applications for research or marketing permits for pesticide products regulated by the EPA. This part is intended to ensure the quality and integrity of data submitted pursuant to Sections 3, 4, 5, 8, 18 and 24(c) of FIFRA, 7 U.S.C. §§ 136a, 136b, 136c, 136f, 136p, 136v(c).

49.                               Pursuant to 40 C.F.R. § 160.3, an application for research or marketing permit means any of the following, including an application for registration, amended registration, or re-registration of a pesticide product under FIFRA Sections 3, 4 or 24(c), 7 U.S.C. §§ 136a, 136b, 136v(c).

50.                               Respondent submitted applications to the EPA for registration, amended registration, or re-registration of Enforcer RoachMax Bait, Enforcer AntMax Bait and Enforcer Fire Ant Bait, which qualify as Applications for Research or Marketing under 40 C.F.R. § 160.3.

51.                               Pursuant to 40 C.F.R. § 160.12, any person who submits to the EPA an application for a research or marketing permit and who, in connection with the application, submits data from a study to which Part 160 applies shall include in the application a true and correct statement, signed by the applicant, the sponsor, and the study director of one of the following types:

a.                                      A statement that the study was conducted in accordance with 40 C.F.R. Part 160; or

b.                                      A statement describing in detail all differences between the practices used in the study and those required by this part; or

c.                                       A statement that the person was not a sponsor of the study, did not conduct the study, and does not know whether the study was conducted in accordance with this part.

52.                               Pursuant to 40 C.F.R. § 160.135(a), all provisions of the GLP standards shall apply to physical and chemical characterization studies designed to determine stability, solubility, octanol water partition coefficient, volatility and persistence (such as biodegradation, photodegradation and chemical degradation studies) of test, control or reference substances.

53.                               At the time of the inspection referenced in paragraph 15 above, Respondent was a producer and held a valid registration for Enforcer RoachMax Station (EPA Reg. No. 40849-76), Enforcer AntMax Bait Station (EPA Reg. No. 40849-75), and Enforcer Fire Ant Bait (EPA Reg. No. 40849-79), also known as “RoachMax Station,” “AntMax Bait Station,” and “Fire Ant Bait,” respectively, which are intended to destroy, repel, or mitigate pests and are therefore “pesticides” within the meaning of Section 2(u) of FIFRA, 7 U.S.C. § 136(u).

54.                               On March 25, 2009, Respondent submitted data to the EPA from each of the three studies referenced in paragraph 16 above.

55.                               The inspection of Respondent’s laboratory, referenced in paragraphs 15 and 16 above, and subsequent review revealed that the study, “Storage and Stability Testing and Chemical and Physical Properties Determination” for Enforcer RoachMax Bait (EPA

Reg. No. 40849-76, MRID No. 47711801), did not comply with 40 C.F.R. Part 160 in that Respondent:

a.                                      Failed to include a description of the experimental design, including methods for the control of bias in its study protocol, in violation of 40 C.F.R. § 160.120(a)(8);

b.                                      Failed to include the date of approval of the protocol by the sponsor and the dated signature of the study director in its study protocol, in violation of 40 C.F.R. § 160.120(a)(l4);

c.                                       Failed to include a statement of the proposed statistical method to be used in its study protocol, in violation of 40 C.P.R. § 160.120(a)(l5); and

d.                                      Failed to record all underlying raw data generated during the conduct of the study directly, promptly and legibly in ink, in violation of 40 C.F.R. § 160.130(e).

56.                               The inspection of Respondent’s laboratory, referenced in paragraphs 15 and 16 above, and subsequent review revealed that the study, “Storage and Stability Testing and Chemical and Physical Properties Determination” for Enforcer AntMax Bait (EPA Reg. No. 40849-75, MRID No. 47711802), did not comply with 40 C.F.R. Part 160 in that Respondent:

a.                                      Failed to include a description of the experimental design, including methods for the control of bias in its study protocol, in violation of 40 C.P.R. § 160.120(a)(8);

b.                                      Failed to include the date of approval of the protocol by the sponsor and the dated signature of the study director in its study protocol, in violation of 40 C.F.R. § I60.120(a)(14);

c.                                       Failed to include a statement of the proposed statistical method to be used in its study protocol, in violation of 40 C.F.R. § 160.120(a)(l5); and

d.                                      Failed to record all underlying raw data generated during the conduct of the study directly, promptly and legibly in ink, in violation of 40 C.F.R. § 160.130(e).

57.                               The inspection of Respondent’s laboratory, referenced in paragraphs 15 and 16 above, and subsequent review revealed the study, “Storage and Stability Testing and Chemical and Physical Properties Determination” for Enforcer Fire Ant Bait (EPA Reg. No. 40849-79, MRID No. 47711803), did not comply with 40 C.F.R. Part 160 in that Respondent:

a.                                      Failed to assure that the final study report accurately described the methods and standard operating procedures, and that the reported results accurately reflected the raw data of the study, in violation of 40 C.F.R. § 160.35(b)(6).

b.                                      Failed to include a description of the experimental design, including methods for the control of bias in its study protocol, in violation of 40 C.F.R. § 160.120(a)(8);

c.                                       Failed to include the date of approval of the protocol by the sponsor and the dated signature of the study director in its study protocol, in violation of 40 C.F.R. § 160.120(a)(14);

d.                                      Failed to include a statement of the proposed statistical method to be used in its study protocol, in violation of 40 C.F.R. § 160.120(a)(15); and

e.                                       Failed to record all underlying raw data generated during the conduct of the study directly, promptly and legibly in ink, in violation of 40 C.F.R. § 160.130(e).

58.                               On March 25, 2009, Respondent submitted three signed statements to the EPA, pursuant to 40 C.F.R. § 160.12, which certified Respondent had conducted the studies listed in paragraphs 55, 56 and 57 above, in compliance with the FIFRA GLP standards set forth in 40 C.F.R. Part 160.

59.                               As set forth in paragraphs 55, 56 and 57 above, Respondent did not conduct the studies in full compliance with the applicable requirements of 40 C.F.R. Part 160. Therefore, Respondents’ compliance statements referenced in paragraph 58 above were false.

60.                               Therefore, Respondent violated Section 12(a)(2)(Q) of FIFRA, 7 U.S.C. § 136j(a)(2)(Q), on at least three occasions by submitting three separate false compliance statements to the EPA and is therefore subject to the assessment of civil penalties under Section 14 of FIFRA, 7 U.S.C. § 136l.

61.                               Pursuant to Section 14(a) of FIFRA, 7 U.S.C. § 136l(a), the 2008 and 2013 Civil Monetary Penalty Inflation Adjustment Rules, 73 Fed. Reg. 75340 (Dec. 11, 2008), 78 Fed. Reg. 66643 (Nov. 6, 2013); and 40 C.F.R. § 22.14(a)(4)(i), any registrant, commercial applicator, wholesaler, dealer, retailer, or other distributor who violates any provision of FIFRA may be assessed a civil penalty by the Administrator of up to $7,500 per violation.

62.                               On the basis of the violations of FIFRA alleged above, Complainant has determined that Respondent is subject to penalties under Section 14(a) of FIFRA, 7 U.S.C. § 136l(a).

63.                               Section 14(a)(4) of FIFRA, 7 U.S.C. § 136l(a)(4), requires the EPA to consider the appropriateness of the assessed penalty to the size of business of the Respondent, the effect on Respondent’s ability to continue in business, and the gravity of the violation.

64.                               After consideration of the factors set forth in Section 14(a)(4) of FIFRA, 7 U.S.C. § 136l(a)(4), the EPA proposes to assess a total civil penalty of NINE HUNDRED and FIVE THOUSAND DOLLARS ($905,000) against the Respondent for the above-described violations. Civil penalties under Section 14(a) of FIFRA, 7 U.S.C. § 136l(a), may be assessed by Administrative Order.

IV. Consent Agreement

65.                               For the purposes of this CAFO, Respondent admits the jurisdictional allegations set forth above and neither admits nor denies the factual allegations and legal conclusions set forth above.

66.                               Respondent waives its right to a hearing on the allegations contained herein and its right to appeal the proposed Final Order accompanying the Consent Agreement.

67.                               Respondent consents to the assessment of the civil penalty proposed by the EPA and agrees to pay the civil penalty as set forth in this CAFO.

68.                               Respondent certifies that as of the date of its execution of this CAFO, it is in compliance with all relevant requirements of FIFRA.

69.                               Compliance with this CAFO shall resolve the allegations of the violations contained herein and in the Complaint filed in this matter on March 12, 2014. This CAFO shall not otherwise affect any liability of Respondent to the United States. Other than as expressed herein, neither the EPA nor Complainant waives any right to bring an enforcement action against Respondent for violation of any federal or state statute, regulation or permit, to initiate an action for imminent and substantial endangerment, or to pursue criminal enforcement.

70.                               Complainant and Respondent agree to settle this matter by their execution of this CAFO.  The parties agree that the settlement of this matter is in the public interest and that this CAFO is consistent with the applicable requirements of FIFRA.

V. Final Order

71.                               Respondent is assessed a civil penalty of NINE HUNDRED and FIVE THOUSAND DOLLARS ($905,000), which shall be paid within thirty (30) days from the effective date of this CAFO.

72.                               Respondent shall pay the penalty by forwarding a cashier’s or certified check payable to the “Treasurer, United States of America,” to one of the following:

BY FIRST CLASS MAIL	BY OVERNIGHT MAIL
U.S. Environmental Protection Agency	U.S. Bank
Fines and Penalties	Government Lockbox 979077
Cincinnati Finance Center	U.S. EPA Fines & Penalties
P.O. Box 979077	1005 Convention Plaza
St. Louis, Missouri 63197-9000	Mail Station SL-MO-C2-GL
St. Louis, Missouri 63101
Contact Number: (314) 425-1818.

The check shall reference on its face the name of the Respondent and Docket Number of this CAFO.

73.                               At the time of payment, Respondent shall send a separate copy of the check and written statement that the payment is being made in accordance with this CAFO, to the following persons at the following addresses:

Regional Hearing Clerk

U.S. EPA- Region 4

61 Forsyth Street

Atlanta, Georgia 30303-8960;

Lynda Crum

U.S. EPA- Region 4

61 Forsyth Street

Atlanta, Georgia 30303-8960; and

Saundi J. Wilson

Office of Environmental Accountability

U.S. EPA- Region 4

61 Forsyth Street

Atlanta, Georgia 30303-8960.

74.                               For the purposes of state and federal income taxation, Respondent shall not be entitled, and agrees not to attempt to claim a deduction for any civil penalty payment made pursuant to this CAFO. Any attempt by Respondent to deduct any such payments shall constitute a violation of this CAFO.

75.                               Pursuant to 31 U.S.C. § 3717, the EPA is entitled to assess interest and penalties on debts owed to the United States and a charge to cover the cost of processing and handling a delinquent claim. Interest will therefore begin to accrue on the civil penalty from the effective date of this CAFO, if the penalty is not paid by the date required. A charge will also be assessed to cover the administrative costs, both direct and indirect, of overdue debts. In addition, a late payment penalty charge shall be applied on any principal amount not paid within ninety (90) days of the due date.

76.                               Complainant and Respondent shall bear their own costs and attorney fees in this matter.

77.                               This CAFO shall be binding upon the Respondent, its successors and assigns.

78.                               Each undersigned representative of the parties to this CAFO certifies that he or she is fully authorized by the party represented to enter into this CAFO and hereby legally binds that party to it.

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VI. Effective Date

79.                                    The effective date of this CAFO shall be the date on which the CAFO is filed with the Regional Hearing Clerk.

AGREED AND CONSENTED TO:

Docket No.:	FIFRA-04-2014-3000:

Respondent:	Zep Inc.

By:	/s/ Mark R. Bachmann	(Signature)	Date:	6/13/14

Name:	Mark R. Bachmann	(Typed or Printed)

Title:	EVP & CFO	(Typed or Printed)

Complainant:                                          U.S. Environmental Protection Agency

/s/ Beverly H. Banister	Date	6.25.14
Beverly H. Banister
Director
Air, Pesticides and Toxics
Management Division
U.S. EPA Region 4

APPROVED AND SO ORDERED this 3rd day of July 2014.

/s/ Susan B. Schub
Susan B. Schub
Regional Judicial Officer

CERTIFICATE OF SERVICE

I hereby certify that on the date set out below, I filed the original and one copy of the foregoing Consent Agreement and Final Order and served a true and correct copy of the foregoing Consent Agreement and Final Order In the Matter Zep Inc., Docket Number:  FIFRA-04-2014-3000, to the addressees listed below:

Joe Kakesh, Esq.	(via Certified Mail, Return Receipt Requested)
Wiley Rein LLP
1776 K Street NW
Washington, DC 20006

Patricia Livingston	(via EPA’s internal mail)
Pesticides Section
U.S. EPA Region 4
61 Forsyth Street
Atlanta, Georgia 30303

Lynda Crum	(via EPA’s internal mail)
Associate Regional Counsel
Office of Environmental Accountability
U.S. EPA Region 4
61 Forsyth Street
Atlanta, Georgia 30303

Date:	7-8-14	/s/ Patricia A. Bullock
Patricia A. Bullock, Regional Hearing Clerk
U.S. Environmental Protection Agency, Region 4
61 Forsyth Street
Atlanta, Georgia 30303
(404) 562-9511